      As filed with the Securities and Exchange Commission on May 22, 2007

1933 Act File No. 333-140358
1940 Act File No. 811-22014

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No. 3                     [X]
                        Post-Effective Amendment No. ___                     [ ]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                Amendment No. 3                              [X]

                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 742-7825
               Registrant's Telephone Number, including Area Code

            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                  60 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copy to: Christopher P. Harvey, Esq.
         Wilmer Cutler Pickering Hale and Dorr LLP
         60 State Street
         Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

 Title of Securities      Amount Being     Proposed Maximum Offering   Proposed Maximum Aggregate        Amount of
  Being Registered     Registered (1)(2)       Price Per Unit (1)          Offering Price (1)       Registration Fee (3)
--------------------   -----------------   -------------------------   --------------------------   --------------------
    Common Shares      28,000,000 shares             $25.00                  $700,000,000.00             $21,490.00

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Includes shares to be issued pursuant to the underwriters' over-allotment option.

(3) Previously paid in connection with pre-effective amendment no. 2 to the Registrant's Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     The Registrant's preliminary red herring prospectus, dated April 20, 2007, is incorporated herein by reference from pre-effective amendment no. 2 to the Registrant's Registration Statement, as filed with the Securities and Exchange Commission on April 20, 2007 (Accession No. 0000950135-07-002343).

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED MAY 22, 2007


                      PIONEER DIVERSIFIED HIGH INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


Pioneer Diversified High Income Trust (the "fund") is a newly organized, diversified, closed-end management investment company. This statement of additional information relating to the common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated _______________, 2007 (the "prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
USE OF PROCEEDS..........................................................      2
INVESTMENT OBJECTIVES AND POLICIES.......................................      2
INVESTMENT RESTRICTIONS..................................................     30
MANAGEMENT OF THE FUND...................................................     32
PORTFOLIO TRANSACTIONS...................................................     51
REPURCHASE OF COMMON SHARES..............................................     52
FEDERAL INCOME TAX MATTERS...............................................     54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................     60
ADDITIONAL INFORMATION...................................................     60
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM..........................................................     61
APPENDIX A--DESCRIPTION OF RATINGS.......................................    A-1
APPENDIX B--PROXY VOTING POLICIES........................................    B-1



     This statement of additional information is dated _______________, 2007

                                  FUND HISTORY

The fund is a diversified, closed-end management investment company organized as a Delaware statutory trust on January 30, 2007.

                                 USE OF PROCEEDS

The net proceeds will be invested in accordance with the fund's investment objectives and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the fund may also purchase, as temporary investments, securities of other open-end and closed-end investment companies that invest in equity and fixed-income securities.

                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objectives and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

EVENT-LINKED BONDS

Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event causes losses exceeding a specific amount or magnitude in the geographic region and time period specified in a bond, the fund may lose a portion or all of its accrued interest and/or principal invested in the bond. If no trigger event occurs, the fund is entitled to recover its principal plus accrued interest.

The fund's investments in event-linked bonds may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds linked to natural risks represent the largest portion of the fund's event-linked bond investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked bonds linked to weather risks provide insurance to companies whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.

The fund may invest in other types of event-linked bonds where the trigger event or magnitude of losses may be based on company-wide losses, index-based losses or a combination of triggers.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, primarily Standard & Poor's Ratings Group ("Standard & Poors"), Fitch Ratings, Ltd. ("Fitch"), and/or A.M. Best Company, Inc. ("A.M. Best"). Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard & Poors (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB." Montpelier Capital Advisors,

Ltd., the fund's investment subadviser ("Montpelier" or "Subadviser"), anticipates that the fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur, rather than the bond's credit risk. This rating also assesses the model used to calculate the probability of the trigger event. There currently are three primary independent catastrophe-modeling firms (EQECAT, Inc., AIR Worldwide Corp and Risk Management Solutions, Inc.), which utilize different methodologies to evaluate the probability of various types of pre-defined trigger events. For event-linked bonds with a "BB" rating, the average expected loss probability is approximately 1% (i.e., loss occurrence once every 100 years).

FLOATING RATE LOANS

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Interbank Offer Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. In addition to term loans, loans may include revolving credit facilities, prefunded letter of credit term loans, delayed draw term loans and receivables purchase facilities. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase a participation interest in a loan; or (iii) purchase an assignment of a loan.

DIRECT INVESTMENT IN LOANS. It can be advantageous to the fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in an assignment of, or a participation interest in, a loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund's return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. The fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist.

ASSIGNMENTS. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning investor.

PARTICIPATION INTERESTS. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.

OTHER INFORMATION ABOUT FLOATING RATE LOANS. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

The fund may invest in loans that are second in lien priority rather than first. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and would therefore result in a loss of investment to the fund.

In the process of buying, selling and holding loans, the fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The fund may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The fund may also may invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

From time to time, Pioneer Investment Management, Inc., the fund's investment adviser ("Pioneer"), and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.

DEBTOR-IN-POSSESSION FINANCING


The fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors' claims). There is a risk that the entity will not emerge from Chapter 11 and would be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, the fund's only recourse will be against the property securing the DIP financing, which amount realized may be substantially less than the amount owed on the DIP financing.

INVERSE FLOATING RATE SECURITIES

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the security or purchasing additional securities of the appropriate credit quality as soon as it is prudent to do so.

FIXED-INCOME SECURITIES

In addition to corporate debt securities, which include corporate bonds, debentures and notes, fixed-income securities also include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer-term investment of funds.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. To the extent the fund invests in such instruments, they will not contribute to the fund's primary goal of current income. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, deferred interest bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, deferred interest bonds and PIKs. Because the fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the fund may have to distribute cash obtained from selling other portfolio holdings of the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, deferred interest bonds and PIKs may be illiquid, making it difficult for the fund to dispose of them or determine their current value.

SHORT-TERM INVESTMENTS


For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by domestic companies; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S.; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund also may invest in these investments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.


U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage

Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities) and CUBES (Coupons Under Book-Entry Safekeeping), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involve special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

INVESTMENTS IN EMERGING MARKETS. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund's investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (e.g., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

MORTGAGE-BACKED SECURITIES

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.


STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of SMBS may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain SMBS issued by the U.S. government, its agencies or instrumentalities are not readily marketable. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.


The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

ASSET-BACKED SECURITIES

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS

The fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The CBO trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

EXCHANGE TRADED FUNDS

Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, PowerShares QQQ(TM) (QQQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the fund's annual portfolio turnover rate.

STRUCTURED SECURITIES

The fund may invest in structured securities. The value of the principal and/or interest on such securities may be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

HYBRID INSTRUMENTS

The fund may invest in "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.


OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call or put option may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS

In order to hedge the value of the fund's portfolio against interest rate fluctuations or to enhance the fund's income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis, and the full amount of the fund's obligations will be maintained in a segregated account by the fund's custodian.

The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.

Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

The fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

CREDIT-LINKED NOTES

The fund may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

FOREIGN CURRENCY SWAPS

Foreign currency swaps involve the exchange by the lenders, including the fund, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The fund will enter into a foreign currency swap only if the outstanding debt obligations of the counterparty are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. The amounts of U.S. dollar payments to be received by the fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the fund from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the fund will have contractual remedies pursuant to the swap agreement; however, the U.S. dollar value of the fund's right to receive foreign currency payments under the obligation will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the fund is unable to recover damages from the defaulting counterparty.

CROSS CURRENCY INTEREST RATE SWAP AGREEMENTS

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the fund may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.


In the future, the Fund may engage in interfund securities and cash lending transactions, in accordance with applicable rules and regulations, or, if applicable, exemptive orders of the SEC, as then in effect. Through interfund lending, the Fund may lend money to, and borrow money from, other Pioneer funds for short-term purposes. As a borrower in an interfund lending transaction, the Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called, which may occur on short notice, or not renewed. As a lender in an interfund lending transaction, any delay in repayment to the Fund could result in a lost investment opportunity or additional borrowing costs.


MORTGAGE DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

MONEY MARKET INSTRUMENTS

The fund may invest in short-term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.


The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, other than as permitted by the 1940 Act. Senior securities that the fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, other than as permitted by the 1940 Act. See "Leverage" in the prospectus for a discussion of the extent that the fund may borrow in accordance with the 1940 Act.

(3) Invest in real estate, except the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.

(4) Make loans, except that the fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, loans, loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

     (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.


(8) Invest 25% or more of the value of its total assets in any one industry, except that (a) the fund will invest more than 25% of its total assets in securities or other instruments issued or structured by companies in the financial services group of industries, such as banks, broker-dealers and insurance and reinsurance companies, and (b) this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


For purposes of investment restriction (4) above, in accordance with the current requirements under the 1940 Act, at no time would the value of the securities loaned, the value of repurchase agreement, and the value of all other investments made under this restriction in the aggregate exceed 33 1/3 of the value of the fund's total assets.

All other investment policies of the fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the fund's outstanding voting shares.

The fund has not adopted a fundamental policy prohibiting or limiting the fund's use of short sales, purchases on margin and the writing of put and call options. The fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Under current law, the fund may not purchase securities on margin. Certain other non-fundamental investment policies are included in the prospectus under "Investment objectives and Principal investment strategies" and this statement of additional information under "Investment objectives and policies."

The fund intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the fund will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. The fund does not anticipate that such guidelines would have a material adverse effect on the fund's holders of common shares or its ability to achieve its investment objectives. The fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the fund.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury and Mr. West) serves as a Trustee of each of the 82 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Kingsbury and Mr. West serves as Trustee of 33 of the 82 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

                                              TERM OF OFFICE
NAME, AGE AND               POSITION HELD     AND LENGTH OF       PRINCIPAL OCCUPATION DURING          OTHER DIRECTORSHIPS
ADDRESS                     WITH THE FUND        SERVICE                PAST FIVE YEARS               HELD BY THIS TRUSTEE
-------------             ----------------   ---------------   --------------------------------   ---------------------------
INTERESTED TRUSTEES:

John F. Cogan,            Chairman of the    Trustee since     Deputy Chairman and a Director     Director of ICI Mutual
Jr. (80)*                 Board, Trustee     2007. Serves      of Pioneer Global Asset            Insurance Company
                          and President      until a           Management S.p.A. ("PGAM");
                                             successor         Non-Executive Chairman and a
                                             trustee is        Director of Pioneer Investment
                                             elected or        Management USA Inc. ("PIM-USA");
                                             earlier           Chairman and a Director of
                                             retirement or     Pioneer; Chairman and Director
                                             removal.          of Pioneer Institutional Asset
                                                               Management, Inc. (since 2006);
                                                               Director of Pioneer Alternative
                                                               Investment Management Limited
                                                               (Dublin); President and a
                                                               Director of Pioneer Alternative
                                                               Investment Management (Bermuda)
                                                               Limited and affiliated funds;
                                                               Director of PIOGLOBAL Real
                                                               Estate Investment Fund (Russia)
                                                               (until June 2006); Director of
                                                               Nano-C, Inc. (since 2003);
                                                               Director of Cole Management Inc.
                                                               (since 2004); Director of
                                                               Fiduciary Counseling, Inc.;
                                                               President and Director of
                                                               Pioneer Funds Distributor, Inc.
                                                               ("PFD") (until May 2006);
                                                               President of all of the Pioneer
                                                               Funds; and Of Counsel, Wilmer
                                                               Cutler Pickering Hale and Dorr
                                                               LLP (counsel to PIM-USA and the
                                                               Pioneer Funds)

Daniel K.                 Trustee and        Trustee since     Director, CEO and President of
Kingsbury * (48)          Executive Vice     2007. Serves      Pioneer Investment Management
                          President          until a           USA Inc.; Pioneer Investment
                                             successor         Management, Inc. and Pioneer
                                             trustee is        Institutional Asset Management,
                                             elected or        Inc. (since March 2007);
                                             earlier           Executive Vice President of all
                                             retirement or     of the Pioneer Funds (since
                                             removal.          March 2007); Director of Pioneer
                                                               Global Asset Management S.p.A.
                                                               (since March 2007); Head of New
                                                               Markets Division, Pioneer Global
                                                               Asset Management S.p.A.
                                                               (2000-2007)

INDEPENDENT TRUSTEES:

David R. Bock (63)        Trustee            Trustee since     Executive Vice President and       Director of The Enterprise
3050 K  Street NW,                           2007. Serves      Chief Financial Officer, I-trax,   Social Investment Company
Washington, DC 20007                         until a           Inc. (publicly traded health       (privately-held affordable
                                             successor         care services company) (2004 -     housing finance company);
                                             trustee is        present); Partner, Federal City    and Director of New York
                                             elected or        Capital Advisors (boutique         Mortgage Trust (publicly
                                             earlier           merchant bank)(1997 to 2004);      traded mortgage REIT)
                                             retirement or     and Executive Vice President and
                                             removal.          Chief Financial Officer,
                                                               Pedestal Inc. (internet-based
                                                               mortgage trading company)
                                                               (2000-2002)

Mary K. Bush (58)         Trustee            Trustee since     President, Bush International,     Director of Brady
3509 Woodbine Street                         1997. Serves      LLC (international financial       Corporation (industrial
Chevy Chase, MD 20815                        until a           advisory firm)                     identification and
                                             successor                                            specialty coated material
                                             trustee is                                           products manufacturer);
                                             elected or                                           Director of Briggs &
                                             earlier                                              Stratton Co. (engine
                                             retirement or                                        manufacturer); Director of
                                             removal.                                             UAL Corporation (airline
                                                                                                  holding company); and
                                                                                                  Director of Mantech
                                                                                                  International Corporation
                                                                                                  (national security,
                                                                                                  defense, and intelligence
                                                                                                  technology firm)

Margaret B.W. Graham      Trustee            Trustee since     Founding Director,                 None
(59)                                         2007. Serves      Vice-President and Corporate
1001 Sherbrooke Street                       until a           Secretary, The Winthrop Group,
West, Montreal,                              successor         Inc. (consulting firm); and
Quebec, Canada                               trustee is        Desautels Faculty of Management,
H3A1G5                                       elected or        McGill University
                                             earlier
                                             retirement or
                                             removal.

Thomas J. Perna (56)      Trustee            Trustee since     Private investor (2004 -           Director of Quadriserv Inc.
89 Robbins Avenue,                           2007. Serves      present); and Senior Executive     (technology products for
Berkeley Heights, NJ                         until a           Vice President, The Bank of New    securities lending
07922                                        successor         York (financial and securities     industry)
                                             trustee is        services) (1986 - 2004)
                                             elected or
                                             earlier
                                             retirement or
                                             removal.

Marguerite A. Piret       Trustee            Trustee since     President and Chief Executive      Director of New America
(58)                                         2007. Serves      Officer, Newbury, Piret &          High Income Fund, Inc.
200 State Street, 12th                       until a           Company, Inc. (investment          (closed-end investment
Floor, Boston, MA 02109                      successor         banking firm)                      company)
                                             trustee is
                                             elected or
                                             earlier
                                             retirement or
                                             removal.

Stephen K. West (78)      Trustee            Trustee since     Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street, New                        2007. Serves      Cromwell (law firm)                Helvetia Fund, Inc.
York, NY 10004                               until a                                              (closed-end investment
                                             successor                                            company)
                                             trustee is
                                             elected or
                                             earlier
                                             retirement or
                                             removal.

John Winthrop (70)        Trustee            Trustee since     President, John Winthrop & Co.,    None
One North Adgers                             2007. Serves      Inc. (private investment firm)
Wharf, Charleston, SC                        until a
29401                                        successor
                                             trustee is
                                             elected or
                                             earlier
                                             retirement or
                                             removal.

FUND OFFICERS:

Dorothy E.                Secretary          Since 2007.       Secretary of PIM-USA; Senior       None
Bourassa (59)                                Serves at the     Vice President- Legal of
                                             discretion of     Pioneer; Secretary/Clerk of most
                                             the Board         of PIM-USA's subsidiaries; and
                                                               Secretary of all of the Pioneer
                                                               Funds since September 2003
                                                               (Assistant Secretary from
                                                               November 2000 to September 2003)

Christopher J.            Assistant          Since 2007.       Vice President and Senior          None
Kelley (42)               Secretary          Serves at the     Counsel of Pioneer since July
                                             discretion of     2002; Vice President and Senior
                                             the Board         Counsel of BISYS Fund Services,
                                                               Inc. (April 2001 to June 2002);
                                                               Senior Vice President and Deputy
                                                               General Counsel of Funds
                                                               Distributor, Inc. (July 2000 to
                                                               April 2001), and Assistant
                                                               Secretary of all of the Pioneer
                                                               Funds since September 2003

Christopher P.            Assistant          Since 2007.       Partner, Wilmer Cutler Pickering   None
Harvey (45)               Secretary          Serves at the     Hale and Dorr LLP; and Assistant
                                             discretion of     Secretary of all of the Pioneer
                                             the Board         Funds since July 2006

Vincent Nave (61)         Treasurer          Since 2007.       Vice President-Fund Accounting,    None
                                             Serves at the     Administration and
                                             discretion of     Controllership Services of
                                             the Board         Pioneer; and Treasurer of all of
                                                               the Pioneer Funds

Mark E. Bradley           Assistant          Since 2007.       Deputy Treasurer of Pioneer        None
(47)                      Treasurer          Serves at the     since 2004; Treasurer and Senior
                                             discretion of     Vice President, CDC IXIS Asset
                                             the Board         Management Services from 2002 to
                                                               2003; and Assistant Treasurer of
                                                               all of the Pioneer Funds since
                                                               November 2004

Luis I. Presutti          Assistant          Since 2007.       Assistant Vice President-Fund      None
(41)                      Treasurer          Serves at the     Accounting, Administration and
                                             discretion of     Controllership Services of
                                             the Board         Pioneer; and Assistant Treasurer
                                                               of all of the Pioneer Funds

Gary Sullivan (48)        Assistant          Since 2007.       Fund Accounting Manager - Fund     None
                          Treasurer          Serves at the     Accounting, Administration and
                                             discretion of     Controllership Services of
                                             the Board         Pioneer; and Assistant Treasurer
                                                               of all of the Pioneer Funds
                                                               since May 2002

Katherine Kim             Assistant          Since 2007.       Fund Administration Manager -      None
Sullivan (33)             Treasurer          Serves at the     Fund Accounting, Administration
                                             discretion of     and Controllership Services
                                             the Board         since June 2003; Assistant Vice
                                                               President - Mutual Fund
                                                               Operations of State Street
                                                               Corporation from June 2002 to
                                                               June 2003 (formerly Deutsche
                                                               Bank Asset Management); Pioneer
                                                               Fund Accounting, Administration
                                                               and Controllership Services
                                                               (Fund Accounting Manager from
                                                               August 1999 to May 2002); and
                                                               Assistant Treasurer of all of
                                                               the Pioneer Funds since
                                                               September 2003

Teri W. Anderholm         Chief Compliance   Since 2007.       Chief Compliance Officer of        None
(47)                      Officer            Serves at the     Pioneer since December 2006 and
                                             discretion of     of all the Pioneer Funds since
                                             the Board         January 2007; Vice President and
                                                               Compliance Officer, MFS
                                                               Investment Management (August
                                                               2005 to December 2006);
                                                               Consultant, Fidelity Investments
                                                               (February 2005 to July 2005):
                                                               Independent Consultant (July
                                                               1997 to February 2005

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of Pioneer is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

The fund's Board of Trustees consists of nine members and is divided into three classes:

Class I: Margaret B.W. Graham, Daniel K. Kingsbury and John Winthrop ("Class I Trustees")
Class II:  Mary K. Bush, Thomas J. Perna and Marguerite Piret ("Class II
           Trustees")
Class III: David R. Bock, John F. Cogan, Jr., and Stephen K. West ("Class III
           Trustees")

The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The term of the Class I Trustees shall expire at the first annual shareholder meeting following this public offering, the term of the Class II Trustees expire at the second annual shareholder meeting, and the terms of the Class III Trustees shall expire at the third annual shareholder meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT

David R. Bock, Margaret B. W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

INDEPENDENT TRUSTEES

David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop

NOMINATING

Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

VALUATION

David R. Bock, Margaret B. W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

POLICY ADMINISTRATION

Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

- discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

- review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

- review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

- review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

- receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Agreement and Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

- each fund with assets less than $250 million pays each Independent Trustees an annual fee of $1,000.

- the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

- the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

The following table sets forth certain information with respect to the compensation paid to each Trustee by the fund and the Pioneer Funds as a group. Compensation from the fund is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2006.

                                           PENSION OR
                                           RETIREMENT                           TOTAL
                                            BENEFITS                         COMPENSATION
                            AGGREGATE       ACCRUED         ESTIMATED       FROM THE FUND
                          COMPENSATION     AS PART OF     ANNUAL BENEFIT      AND OTHER
NAME OF TRUSTEE            FROM FUND*    FUND EXPENSES   UPON RETIREMENT   PIONEER FUNDS**
---------------           ------------   -------------   ---------------   ---------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.***       $  500.00        $0.00            $0.00          $ 35,300.00
Daniel K. Kingsbury***+     $  500.00        $0.00            $0.00                  N/A

INDEPENDENT TRUSTEES:
David R. Bock               $2,000.00        $0.00            $0.00          $149,500.00
Mary K. Bush                $2,000.00        $0.00            $0.00          $148,250.00
Margaret B.W. Graham        $2,000.00        $0.00            $0.00          $155,750.00
Thomas J. Perna             $2,000.00        $0.00            $0.00          $126,053.12
Marguerite A. Piret         $2,000.00        $0.00            $0.00          $178,250.00
Stephen K. West             $2,000.00        $0.00            $0.00          $ 54,506.57
John Winthrop               $2,000.00        $0.00            $0.00          $140,500.00


*    Estimated for the fiscal year ending April 30, 2008.

** For the calendar year ended December 31, 2006. There are 82 U.S. registered investment portfolios in the Pioneer Family of Funds.

*** Under the investment advisory agreement, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.

+ Mr. Kingsbury became a Trustee of the fund and certain other Pioneer Funds on March 6, 2007.

OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the fund and the Pioneer Funds in the aggregate. The value of shares of the fund and any other closed-end fund are determined based on closing market price on December 31, 2006. The value of shares of any Pioneer Fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2006. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                        AGGREGATE DOLLAR
                                        RANGE OF EQUITY
                                       SECURITIES IN ALL
                        DOLLAR RANGE       REGISTERED
                         OF EQUITY         INVESTMENT
                         SECURITIES       COMPANIES IN
NAME OF TRUSTEE          IN THE FUND   THE PIONEER FUNDS
---------------         ------------   -----------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.          None         Over $100,000
Daniel K. Kingsbury         None         Over $100,000

INDEPENDENT TRUSTEES:
David R. Bock               None         Over $100,000

                                        AGGREGATE DOLLAR
                                        RANGE OF EQUITY
                                       SECURITIES IN ALL
                        DOLLAR RANGE       REGISTERED
                         OF EQUITY         INVESTMENT
                         SECURITIES       COMPANIES IN
NAME OF TRUSTEE          IN THE FUND   THE PIONEER FUNDS
---------------         ------------   -----------------
Mary K. Bush                None         Over $100,000
Margaret B.W. Graham        None         Over $100,000
Thomas J. Perna             None         Over $100,000
Marguerite A. Piret         None         Over $100,000
Stephen K. West             None         Over $100,000
John Winthrop               None         Over $100,000

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

- the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

- a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, PFD or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, PFD, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

-    the fund

-    an officer of the fund

-    a related fund

-    an officer of any related fund

-    Pioneer

-    PFD

-    an officer of Pioneer or PFD

-    any affiliate of Pioneer or PFD

-    an officer of any such affiliate

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $173,353 and $287,452 in each of 2005 and 2006.

During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

-    Pioneer

-    PFD

-    UniCredito Italiano

-    any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-    the fund

-    any related fund

-    Pioneer

-    PFD

-    any affiliated person of the fund, Pioneer or PFD

-    any entity in a control relationship to the fund, Pioneer or PFD

CODE OF ETHICS. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

INVESTMENT ADVISER AND SUBADVISER


INVESTMENT ADVISER. The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2006, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer. Certain Trustees or officers of the trust are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer is responsible for managing the fund's overall investment program, supervising the Subadviser's investments in event-linked bonds on behalf of the fund, supervising the fund's overall compliance program and providing for the general management of the business affairs of the fund. Pioneer and the Subadviser provide the fund with investment research, advice and supervision and furnish an investment program for the fund consistent with the fund's investment objectives and policies, subject to the supervision of the fund's Trustees. Pioneer and the Subadviser determine what portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and report to the Trustees on the fund's investments and performance.

SUBADVISER. Pioneer has engaged Montpelier Capital Advisors, Ltd. to act as the fund's investment subadviser with respect to the fund's investments in event-linked bonds. The Subadviser, under the supervision of Pioneer, is responsible for the day-to-day management of the fund's portfolio of investments in event-linked bonds. The Subadviser also advises Pioneer as to the relative value of investments in event-linked bonds, compared to other sectors of the fixed income securities markets.


ADMINISTRATOR. The fund has entered into an administration agreement with the Pioneer, pursuant to which Pioneer will provide certain administrative and accounting services to the fund. Pioneer has appointed Princeton Administrators, LLC as the sub-administrator to the fund to perform certain of Pioneer's administration and accounts obligations to the fund. Under the administration agreements, the fund will pay Pioneer a monthly fee equal to 0.07% of the fund's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million. Pioneer and not the fund, is responsible for paying the fees of Princeton Administrators, LLC.


Pursuant to a separate agreement, the fund may compensate the Pioneer for providing certain legal and accounting services at the annual rate of 0.0175% of the fund's average daily managed assets.

TRANSFER AGENT. PIMSS has entered into a transfer agency agreement with the fund pursuant to which PIMSS provides certain transfer agency services to the fund. Under the transfer agency agreement, the fund will reimburse PIMSS for its cost of providing such services to the fund. PIMSS has retained American Stock Transfer & Trust Company to provide sub-transfer agent, sub-registrar and sub-dividend dispersing agent services for the fund. The fund will pay PIMSS a fee for such services. The transfer agency agreement may be terminated by the fund or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

DIRECT REGISTRATION OF FUND SHARES. Through American Stock & Transfer Company, the fund has made its common shares eligible for inclusion in the direct registration system ("DRS") administered by The Depository Trust Company ("DTC"), wherein American Stock & Transfer Company will process transfers of common shares utilizing DTC's Profile Modification System.

CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

MANAGEMENT CONTRACT. Under the management contract, the fund will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.85% of the fund's average daily managed assets. "Managed assets" means the total assets of the fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the fund's investment objectives and policies and/or (iv) any other means. The liquidation preference on any preferred shares is not a liability. The fund's average daily managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the daily determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.

Under the terms of the management contract, Pioneer pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, a portion of the offering expenses, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Board of Trustees; (i) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer or the fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the fund's shares on the American Stock Exchange or any other national stock exchange; and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of Pioneer) as being an appropriate expense of the fund. In addition, the fund will pay all brokers' and underwriting commissions or other fees chargeable to the fund in connection with securities transactions to which the fund is a party or the origination of any floating rate loan in which the fund invests.

The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

SUBADVISORY CONTRACT. Montpelier Capital Advisors, Ltd. serves as the fund's investment subadviser. Under the terms of the subadvisory agreement (the "Subadvisory Agreement") between the Pioneer and the Subadviser, the Subadviser will act as a sub-investment adviser with respect to that portion of the fund's portfolio invested in event-linked bonds ("Sub-Advised Assets"). In such capacity, the Subadviser shall, with respect to Sub-Advised Assets, and subject to the supervision of Pioneer and the fund's Board, among other things (a) regularly provide the fund with investment research, advice and supervision and furnish continuously an investment program for the fund; (b) subject to the supervision of Pioneer, manage the investment and reinvestment of the fund's Sub-Advised Assets; (c) keep the fund and Pioneer informed of developments materially affecting the fund's Sub-Advised Assets, including market valuations and pricing information on fund holdings to Pioneer and/or the fund's pricing agent as necessary to make any fair value determinations; (c) comply with the provisions of the fund's Agreement and Declaration of Trust and By-Laws, the 1940 Act, the Investment Advisers Act of 1940, as amended, and the investment objectives, policies and restrictions of the fund; (d) not take any action to cause the fund to fail to comply with the requirements of Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company; (e) comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish; (f) be responsible for voting proxies and acting on other corporate actions if instructed to do so by the Board of Trustees or Pioneer; (g) maintain separate books and detailed records of all matters pertaining to the portion of the Sub-Advised Assets required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided under the Subadvisory Agreement with respect to the fund; and (h) furnish reports to the Trustees and Pioneer.

Under the terms of the Subadvisory Agreement, for its services the Subadviser is entitled to a subadvisory fee from Pioneer at an annual rate of 0.80% the fund's average daily Sub-Advised Assets; provided, however, that such fee shall in no event be less than 0.15% of the fund's average daily managed assets. The fee will be paid monthly in arrears. The fund does not pay a fee to the Subadviser.

POTENTIAL CONFLICTS OF INTEREST. The fund's investment adviser is Pioneer, which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2007. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.





                                                                               NUMBER OF ACCOUNTS
                                                                                MANAGED FOR WHICH     ASSETS MANAGED FOR
NAME OF PORTFOLIO                              NUMBER OF           TOTAL         ADVISORY FEE IS    WHICH ADVISORY FEE IS
     MANAGER           TYPE OF ACCOUNT     ACCOUNTS MANAGED   ASSETS MANAGED    PERFORMANCE-BASED     PERFORMANCE-BASED
-----------------   --------------------   ----------------   --------------   ------------------   ---------------------
Andrew Feltus       Other Registered
                    Investment Companies            7          $7,924,185,000           N/A                    N/A
                    Other Pooled
                    Investment Vehicles             5          $  741,806,000           N/A                    N/A
                    Other Accounts                  2          $  291,009,000           N/A                    N/A

Charles Melchreit   Other Registered
                    Investment Companies            3          $  522,452,000           N/A                    N/A
                    Other Pooled
                    Investment Vehicles             1          $  273,852,000           N/A                    N/A
                    Other Accounts                  0          $            0           N/A                    N/A

                                                                               NUMBER OF ACCOUNTS
                                                                                MANAGED FOR WHICH     ASSETS MANAGED FOR
NAME OF PORTFOLIO                              NUMBER OF           TOTAL         ADVISORY FEE IS    WHICH ADVISORY FEE IS
     MANAGER           TYPE OF ACCOUNT     ACCOUNTS MANAGED   ASSETS MANAGED    PERFORMANCE-BASED     PERFORMANCE-BASED
-----------------   --------------------   ----------------   --------------   ------------------   ---------------------
Jonathan Sharkey    Other Registered
                    Investment Companies           1          $   48,854,000           N/A                    N/A
                    Other Pooled
                    Investment Vehicles            0          $            0           N/A                    N/A
                    Other Accounts                 0          $            0           N/A                    N/A

Chris Harris        Other Registered
                    Investment Companies          None                   N/A           N/A                    N/A
                    Other Pooled
                    Investment Vehicles           None                   N/A           N/A                    N/A
                    Other Accounts                 1          $   49,765,289          None                   None

David Sinnott       Other Registered
                    Investment Companies          None                   N/A           N/A                    N/A
                    Other Pooled
                    Investment Vehicles           None                   N/A           N/A                    N/A
                    Other Accounts                 1          $   49,765,289          None                   None


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     - A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     - A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     - A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     - A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     - If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


POTENTIAL CONFLICTS OF INTEREST FOR SUBADVISER. A potential conflict of interest could arise in the event that Montpelier Re Ltd., the subadviser's parent company, has an interest in investing in an event-linked bond that is also a suitable investment for the fund. The subadviser seeks to avoid this potential conflict by communicating any such potential conflict of interest in advance to Pioneer. In all cases, the subadviser will provide Pioneer with information relating to Montpelier Re Ltd.'s or any affiliate's interest (in buying, selling or issuing) a specific event-linked bond, prior to consummating any transaction on behalf of its affiliates. In addition, the subadviser will provide Pioneer with a report listing all event linked bond transactions and sales on at least a quarterly basis.



COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:



     - Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Plus Index and the Credit Suisse Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.



     - Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.


     - Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.


The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.



Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredito Italiano and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


COMPENSATION OF THE SUBADVISER'S PORTFOLIO MANAGERS.

The subadviser's compensation program consists of three components: (i) base salary and benefits, (ii) annual cash bonus, and (iii) long-term equity incentive awards. The principal benefit plans and arrangements that are offered include housing allowances, a deferred compensation plan, retirement benefits, medical and dental insurance and travel. The combination of components for each portfolio manager is set by a committee. The subadviser's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to the subadviser and its affiliates and not on the basis of a specific fund or other accounts, if any, managed by the portfolio manager.

BASE SALARY AND BENEFITS. Each portfolio manager's base salary and benefits are set by a committee in consultation with the Chief Executive Officer by reference to the nature and demands of the past, the knowledge, skill and experience of the individual and the state of the market for recruitment into comparable positions. The subadviser seeks to set base compensation at market rates based on industry surveys.

ANNUAL CASH BONUS. The subadviser pays annual cash bonuses in order to reward short-term performance. Each year, the committee reviews and adopts an annual cash bonus plan on behalf of the subadviser and its affiliates. Under the annual bonus plan, the maximum bonus opportunity, expressed as a percentage of salary, and related performance criteria are set in advance for each by the committee. The final value of the bonus is derived from a sliding scale operating around a central percentage target return on allocated capital.

LONG-TERM INCENTIVE AWARDS. At the discretion of the committee, incentive awards, the value of which is based on and paid in the parent company's common shares, may be made to all eligible plan participants. Generally, the awards are granted annually in advance of the commencement of a three-year performance period. Incentive awards that may be granted consist of share appreciation rights, performance shares and restricted share units. Each type of award gives a plan participant the right to receive a payment in cash, common shares or a combination of both, including dividend equivalents in the case of restricted share units, at the discretion of the committee.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of April 30, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

NAME OF PORTFOLIO MANAGER   BENEFICIAL OWNERSHIP OF THE FUND*
-------------------------   ---------------------------------
Andrew Feltus               A
Charles Melchreit           A
Jonathan Sharkey            A

Chris Harris                A
David Sinnott               A

*    Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

The fund is newly organized and had not commenced operations as of April 30, 2006.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer and/or the Subadviser pursuant to authority contained in the fund's management contract and the subadvisory contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer and the Subadviser normally seek to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer and the Subadviser seek to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer and the Subadviser consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer and the Subadviser may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer or the Subadviser over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.


The research received from broker-dealers may be useful to Pioneer or the Subadviser in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer or the Subadviser, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer and the Subadviser in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's or the Subadviser's normal independent research activities; however, it enables Pioneer and the Subadviser to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


The fund may participate in third-party brokerage and/or expense offset arrangements to reduce the fund's total operating expenses. Pursuant to third-party brokerage arrangements, the fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or the Subadviser, or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent.

                          REPURCHASE OF COMMON SHARES

The fund is a closed-end investment company and as such its shareholders will not have the right to cause the fund to redeem their shares. Instead, the fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the fund and potential increase in the expense ratio of expenses to assets of the fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

At any time when the fund has outstanding preferred shares, the fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the fund will be borne by the fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the fund in anticipation of share repurchases or tenders will reduce the fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.


Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the fund's status as a regulated investment company under the Code (which would make the fund a taxable entity, causing the fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the fund) or as a registered closed-end investment company under the 1940 Act; (2) the fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.


The repurchase by the fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the fund's shares may be the subject of repurchase or tender offers from time to time, or that the fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the fund of its common shares will decrease the fund's total assets, which would likely have the effect of increasing the fund's expense ratio. Any purchase by the fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the fund's portfolio, the impact of any action that might be taken on the fund or its shareholders and market considerations. Based on these considerations, even if the fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of common shares of the fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, (i) among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and
(2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the fund does not qualify as a regulated investment company, it will be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the fund's distributions will be sufficient to avoid entirely this tax.

Commencing within approximately 90 days from the date of the filing of the prospectus, the fund intends to declare a dividend from all or a portion of its net investment income monthly. The fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions from the fund will be automatically reinvested in additional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Since the fund's income is derived primarily from interest, dividends of the fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. In addition, the fund's dividends are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

In the case of newly issued shares of the fund (i.e. when there is a market premium), the amount of the distribution and the basis for federal income tax purposes of the shares to the shareholders will be equal to the fair market value of the shares on the distribution date. In the case of shares acquired through open market purchases (i.e. when there is a market discount), the amount of the distribution and the basis to shareholders will be equal to the cash they would have received had they elected to receive cash.

If the fund retains any net capital gain for a taxable year, the fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.


The treatment of event-linked bonds for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such bond. The fund expects that it will generally treat the event-linked bonds in which it invests as equity of the issuer for U.S. federal income tax purposes, whether that treatment is mandated by the terms of the applicable bond indentures or otherwise, although this determination will necessarily be made on an investment by investment basis. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the event-linked bonds or challenge the treatment adopted by the fund for one or more of its event-linked bond investments. A change in the treatment of the fund's event-linked bond investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the fund's income from the event-linked bonds. This, in turn, could affect whether the fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a fund-level tax.



An event-linked bond that is treated as equity may be subject to special U.S. federal income tax rules applicable to equity investments in a passive foreign investment company (a "PFIC") or a controlled foreign corporation (a "CFC"). Generally, a foreign corporation is treated as a PFIC if it receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or it holds at least 50% of its assets in investments producing such passive income. In cases in which the fund treats an event-linked bond as an equity interest in a PFIC, the fund generally expects to make a "mark to market" election, which would require the fund to recognize income or (subject to certain limitations) loss annually based on the difference between the fair market value of the event-linked bond at the end of the year and the fund's adjusted basis in the event-linked bond. Because the mark to market election can result in recognition of income without the concurrent receipt of cash, the fund may have to sell portfolio securities, thereby possibly resulting in the recognition of additional income or gain, to satisfy the distribution requirements necessary to qualify as a regulated investment company and to avoid a fund-level tax. If the fund were not able to meet such distribution requirements, the fund would run the risk of losing its qualification as a regulated investment company.



If the fund does not make a mark to market election with respect to an event-linked bond that is treated as an equity interest in a PFIC, or an alternative election (if available) that could also require the fund to recognize income without the concurrent receipt of cash, the fund would be subject to U.S. federal income tax on payments on the bond to the extent they constitute "excess distributions" from the PFIC and on gain from the sale or retirement of the bond, even if all such income or gain is timely distributed by the fund to its shareholders. Any such income or gain would be allocated pro rata over the fund's entire holding period for the bond, with the portion of the income or gain allocated to any prior taxable year being subject to tax at the highest marginal corporate income tax rate in effect for such prior taxable year. In addition, an interest charge would be imposed on the fund with respect to taxes deemed to be deferred. The fund would not be able to pass through to its shareholders any credit or deduction for such taxes or the interest charge.



If U.S. shareholders (including the fund) collectively are treated as owning more than 25% of the equity of an issuer of an event-linked bond, the issuer may be treated as a CFC. In such event, if the fund were considered to own a 10% or greater equity interest in the CFC as a result of its ownership of the issuer's event-linked bonds, the fund would generally be required to include in income annually its pro rata share of certain or all of the CFC's earnings and profits, whether or not those earnings and profits are distributed as payments on the event-linked bonds or otherwise. As a result, the fund could be subject to the distribution requirements discussed above with respect to such income without the concurrent receipt of cash.


If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund utilizes leverage through borrowing or issuing preferred shares, a failure by the fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the fund's qualification for taxation as a regulated investment company under the Code and/or might subject the fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The fund will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

Sales and other dispositions of fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures and forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currencies may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The federal income tax treatment of the fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the fund, the timing or character of income recognized by the fund could be affected, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, net capital gain, and ordinary income. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The statements of assets and liabilities and operations of the fund as of April 12, 2007 appearing in this statement of additional information has been audited by Ernst & Young LLP independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides accounting, auditing and tax preparation services to the fund.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the fund with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM


                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 12, 2007



ASSETS:
Cash ...................................................   $  100,000
Receivable from Investment Adviser .....................       51,000
Deferred offering costs ................................    1,000,000
                                                           ----------
Total assets ...........................................   $1,151,000
                                                           ==========
LIABILITIES:
Accrued organizational
Expenses ...............................................   $   51,000
Accrued offering costs .................................    1,000,000
                                                           ----------
Total liabilities ......................................   $1,051,000
                                                           ----------
Net Assets (4,188, common shares issued and outstanding;
   unlimited shares authorized) ........................   $  100,000
                                                           ----------
Net asset value per share ..............................   $    23.88
                                                           ----------

                             STATEMENT OF OPERATIONS
                          ONE DAY ENDED April 12, 2007



Investment income ......................................   $     --
                                                           --------
Organizational expenses ................................     51,000
Less: Reimbursement from Investment Adviser ............    (51,000)
                                                           --------
Net Expenses ...........................................         --
Net Investment income ..................................   $     --

                                      NOTES


1.   ORGANIZATION



Pioneer Diversified High Income Trust (the "Trust") is a diversified, closed-end management investment company organized under the Investment Company Act of 1940 on January 30, 2007, which has had no operations other than the sale and issuance of 4,188 shares at an aggregate purchase price of $100,000 to Pioneer Investment Management, Inc. ("Pioneer" or the "Adviser"). The Adviser has agreed to reimburse all of the Trust's organizational expenses and the amount by which the aggregate of all offering costs (other than the sales load) exceeds $0.05 per common share. "Receivable from Investment Adviser" and "Reimbursement from Investment Adviser" reflect the anticipated reimbursement by the Adviser of the Trust's organizational expenses. Offering costs, estimated to be approximately $1,000,000, up to $0.05 per common share, will be charged to the Trust's paid-in-capital at the time shares of beneficial interest are sold.



2.   ACCOUNTING POLICIES



The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.



3.   AGREEMENTS



The Trust has entered into an advisory agreement with the Adviser, which, upon commencement of investment operations, provides for payment of a monthly fee computed at the annual rate of 0.85% of the Trust's average daily Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability. The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expense) to 0.90% of the Trust's average daily managed assets in year 1, 0.95% of the Trust's average daily managed assets in year 2, and 1.00% of the Trust's average daily managed assets in year 3. This is a contractual limit and may not be terminated by the Adviser for three years. There can be no assurance that it will be continued after that time.



Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., and an affiliate of the Adviser, has contracted with the Trust to provide transfer agent and shareholder services to the Trust. PIMSS has retained American Stock Transfer & Trust Company ("AST") to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the Trust. PIMSS, and not the Trust, is responsible for paying the costs of AST's services.



The Trust has entered into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Trust. The Adviser has appointed Princeton Administrators, LLC ("Princeton") as the sub-administrator to the Trust to perform certain of the Adviser's administration and accounts obligations to the Trust. Under the administration agreement, the Trust will pay the Adviser a monthly fee equal to 0.07% of the Trust's average daily Managed Assets up to $500 million and 0.03% for average daily Managed Assets in excess of $500 million. The Adviser, and not the Trust, is responsible for paying the fees of

Princeton, which is affiliated with Merrill, Lynch & Co., one of the potential underwriters of the Trust's offering of common shares. Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.



4.   FEDERAL INCOME TAXES



The Trust intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code, such that it will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Trustees and Shareowners of Pioneer Diversified High Income Trust:



We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Trust (the "Trust"), as of April 12, 2007 (date of capitalization), and the related statement of operations for the one-day period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.



We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 12, 2007 (date of capitalization), and the results of its operations for the one-day period then ended, in conformity with U.S. generally accepted accounting principles.



                                        /s/ ERNST & YOUNG LLP



Boston, Massachusetts
April 19, 2007

APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various


----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.



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protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.


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Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

     - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     -    Nature of and provisions of the obligation;

     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding


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company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


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r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.


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APPENDIX B - PROXY VOTING POLICIES

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

                            VERSION DATED JULY, 2004

                                    OVERVIEW

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.


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

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's


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interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     - An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

     - Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).


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Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     -    Retains a record of the vote cast;

     - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     -    A record memorializing the basis for each referral vote cast;

     - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate


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and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              PROXY VOTING POLICIES

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     -    Corporate name change.

     -    A change of corporate headquarters.

     -    Stock exchange listing.

     -    Establishment of time and place of annual meeting.

     -    Adjournment or postponement of annual meeting.

     -    Acceptance/approval of financial statements.


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     -    Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     -    Approval of minutes and other formalities.

     - Authorization of the transferring of reserves and allocation of income.

     -    Amendments to authorized signatories.

     -    Approval of accounting method changes or change in fiscal year-end.

     -    Acceptance of labor agreements.

     -    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

We normally vote for proposals to:

     - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     -    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     -    Seek bids from other auditors.

     - Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     -    Indemnify auditors.

     -    Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES


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Pioneer will vote for:

     - Audit, compensation and nominating committees composed of independent directors exclusively.

     - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     -    Election of an honorary director.

We will vote against:

     -    Minimum stock ownership by directors.

     - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     - Requirements for union or special interest representation on the board.

     -    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

     - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

     - Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     - Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

     - Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     -    Contested election of directors.

     - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     -    Mandatory retirement policies.

     - Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.


TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

     -    Cumulative voting.

     -    Increase ability for shareholders to call special meetings.

     -    Increase ability for shareholders to act by written consent.

     -    Restrictions on the ability to make greenmail payments.

     -    Submitting rights plans to shareholder vote.

     -    Rescinding shareholder rights plans ("poison pills").

     -    Opting out of the following state takeover statutes:

     - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     - Control share cash-out provisions, which require large holders to acquire shares from other holders.

     - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     -    Fair price provisions.

     -    Authorization of shareholder rights plans.

     -    Labor protection provisions.

     -    Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

     - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     -    Proposals that allow shareholders to nominate directors.

We will vote against:

     -    Classified boards, except in the case of closed-end mutual funds.

     - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     -    Classes of shares with unequal voting rights.

     -    Supermajority vote requirements.

     - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     -    Extension of advance notice requirements for shareholder proposals.

     - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

     -    Changes in par value.

     -    Reverse splits, if accompanied by a reduction in number of shares.

     - Share repurchase programs, if all shareholders may participate on equal terms.

     -    Bond issuance.

     -    Increases in "ordinary" preferred stock.

     - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     -    Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

     - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     - Increase in authorized common stock. We will make a determination considering, among other factors:

     -    Number of shares currently available for issuance;

     - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     -    Proposed use of the additional shares; and

     - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     -    Proposals to submit private placements to shareholder vote.

     -    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

     -    401(k) benefit plans.

     - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     -    Amendments to performance plans to conform with OBRA;

     -    Caps on annual grants or amendments of administrative features;

     -    Adding performance goals; and

     -    Cash or cash-and-stock bonus plans.

     - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     -    Require that option repricings be submitted to shareholders.

     -    Require the expensing of stock-option awards.

     - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

               Dilution = (A + B + C) / (A + B + C + D), where

               A = Shares reserved for plan/amendment,
               B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          -    The plan must not:

               - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     - We are generally in favor of proposals that increase participation beyond executives.

     - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     - We generally support proposals asking companies to adopt stock holding periods for their executives.

     -    All other employee stock purchase plans.

     - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

     - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     -    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

     -    Limits on executive and director pay.

     -    Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

     -    Confidential Voting.

     - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     - Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

     - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     - Bundled proposals. We will evaluate the overall impact of the proposal.

     -    Adopting or amending the charter, bylaws or articles of association.

     - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

     - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     -    Limitations on stock ownership or voting rights.

     -    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

     -    Mergers and acquisitions.

     - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     -    Debt restructurings.

     -    Conversion of securities.

     -    Issuance of shares to facilitate a merger.

     -    Private placements, warrants, convertible debentures.

     - Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

     -    Establishment of new classes or series of shares.

     -    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

     - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     -    Approval of new or amended advisory contracts.

     -    Changes from closed-end to open-end format.

     -    Authorization for, or increase in, preferred shares.

     -    Disposition of assets, termination, liquidation, or mergers.

     - Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     - Conduct studies regarding certain issues of public concern and interest;

     - Study the feasibility of the company taking certain actions with regard to such issues; or

     - Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                           PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.   Financial Statements.

     Part A: Financial Highlights (not applicable)

     Part B: The Registrant's statements of assets and liabilities and operations dated April 12, 2007, notes to those financial statements and report of independent registered public accountants thereon are included in the Registrant's statement of additional information.

2.   Exhibits:

     (a)(1) Agreement and Declaration of Trust. (1)

     (a)(2) Certificate of Trust. (1)

     (b)  By-Laws. (2)

     (c)  None.

     (d)  Specimen Share Certificate. (2)

     (e)  Automatic Dividend Reinvestment Plan. (2)

     (f)  None.

     (g)(1) Form of Advisory Agreement with Pioneer Investment Management, Inc.
          (2)

     (g)(2) Form of Sub-Advisory Agreement between Pioneer Investment Management, Inc. and Montpelier Capital Advisors, Ltd. (2)

     (h) Form of Underwriting Agreement among the Registrant, Pioneer Investment Management, Inc., Montpelier Capital Advisors, Ltd. and Underwriters. (3)

     (i)  None.

     (j)  Form of Custodian Agreement. (2)

     (k)(1) Form of Administration Agreement with Pioneer Investment Management, Inc. (2)

     (k)(2) Form of Sub-Administration Agreement between Pioneer Investment Management, Inc. and Princeton Administrators, LLC (2)

     (k)(3) Form of Investment Company Service Agreement with Pioneer Investment Management Shareholder Services, Inc. (2)

     (k)(4) Form of Sub-Transfer Agent Services Agreement between Pioneer Investment Management Shareholder Services, Inc. and American Stock Transfer & Trust Company (2)

     (k)(5) Form of Accounting and Legal Services Agreement with Pioneer Investment Management, Inc. (2)

     (k)(6) Form of Shareholder Servicing Agreement with UBS Securities LLC (3)

     (k)(7) Form of Additional Compensation Agreement. (3)

     (k)(8) Form of Expense Limitation Agreement between the Registrant and Pioneer Investment Management, Inc. (2)

     (l)  Opinion of Counsel. (2)

     (m)  None.

     (n)  Consent of Independent Auditors. (3)

     (o)  Not applicable.

     (p)  Amended and Restated Initial Share Purchase Agreement. (3)

     (q)  None.

     (r)(1) Pioneer Funds Code of Ethics. (2)

     (r)(2) Pioneer Investment Management, Inc. Code of Ethics. (2)

     (r)(3) Montpelier Capital Advisors, Ltd. Code of Ethics. (2)

     (s)  Powers of Attorney. (2)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Initial Registration Statement on Form N-2 (File Nos. 333-1040358; 811-22014), as filed with the Securities and Exchange Commission (the "SEC") on January 31, 2007 (Accession No.
     0000950135-07-000450).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 2 to the Registrant's Initial Registration Statement on Form

     N-2 (File Nos. 333-1040358; 811-22014), as filed with the SEC on April 20, 2007 (Accession No. 0000950135-07-002343).

(3)  Filed herewith.

Item 26. Marketing Arrangements

Reference is made to the Underwriting Agreement among the Registrant, Pioneer Investment Management, Inc., Montpelier Capital Advisors, Ltd. and the Underwriters for the Registrant's common shares of beneficial interest as filed herewith.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration Fees                     $   21,490.00
American Stock Exchange listing fee   $    5,000.00
Printing (other than certificates)    $  300,000.00
Engraving and printing certificates   $    1,500.00
Accounting fees and expenses          $   40,000.00
Legal fees and expenses               $  256,000.00
NASD fee                              $   75,500.00
Miscellaneous                         $  135,510.00
Underwriting fee                      $  165,000.00
                                      -------------
Total                                 $1,000,000.00

Item 28. Persons Controlled by or Under Common Control

None

Item 29. Number of Holders of Securities

As of May 22, 2007, the number of record holders of each class of securities of the Registrant was

(1)                            (2)
Title of Class                 Number of Record Holders
--------------                 ------------------------
Common Shares (no par value)   1

Item 30. Indemnification

The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated January 31, 2007, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registration pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investment manages investment companies, pension and profit sharing plans, trust, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Registrant, none of Pioneer Investment's directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other Unicredito subsidiaries.

                           OTHER BUSINESS, PROFESSION, VOCATION
                           OR EMPLOYMENT OF SUBSTANTIAL
NAME OF DIRECTOR/OFFICER   NATURE WITH LAST TWO FISCAL YEARS

John F. Cogan, Jr.         Of counsel, Wilmer Cutler Pickering Hale
                           and Dorr LLP

Item 32. Location of Accounts and Records

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer. Some records may be maintained with the Sub-Adviser, Montpelier Capital Advisors, Ltd., at Montpelier House, 94 Pitts Bay Road, Pembroke, HM 08, Bermuda.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

     1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 22nd day of May, 2007.

                                        PIONEER DIVERSIFIED HIGH INCOME TRUST


                                        By: /s/ Daniel K. Kingsbury
                                            ------------------------------------
                                            Daniel K. Kingsbury
                                            Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                                 Title
---------                                                 -----


John F. Cogan, Jr.*                     Chairman of the Board and President
-------------------------------------   (Principal Executive Officer)
John F. Cogan, Jr.


Vincent Nave*                           Chief Financial Officer and Treasurer
-------------------------------------   (Principal Financial and
Vincent Nave                            Accounting Officer)


Trustees:


David R. Bock*
-------------------------------------
David R. Bock


Mary K. Bush*
-------------------------------------
Mary K. Bush


John F. Cogan, Jr.*
-------------------------------------
John F. Cogan, Jr.


Marguerite B.W. Graham*
-------------------------------------
Marguerite B.W. Graham



/s/ Daniel K. Kingsbury
-------------------------------------
Daniel K. Kingsbury


Thomas J. Perna*
-------------------------------------
Thomas J. Perna


Marguerite A. Piret*
-------------------------------------
Marguerite A. Piret


Steven K. West*
-------------------------------------
Steven K. West


John Winthrop*
-------------------------------------
John Winthrop


*By: /s/ Daniel K. Kingsbury            Dated: May 22, 2007
     --------------------------------
     Daniel K. Kingsbury
     Attorney-in-Fact

                                  EXHIBIT INDEX

(h) Form of Underwriting Agreement among the Registrant, Pioneer Investment Management, Inc., Montpelier Capital Advisors, Ltd. and Underwriters.

(k)(6) Form of Shareholder Servicing Agreement with UBS Securities LLC.

(k)(7) Form of Additional Compensation Agreement.

(n)  Consent of Independent Auditors.

(p)  Amended and Restated Initial Share Purchase Agreement.